                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
  ----------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------

    (3) Filing Party:

    -------------------------------------------------

    (4) Date Filed:

    -------------------------------------------------

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------



To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") will be held on Wednesday, June 23, 1999 at 9:45 a.m. (New York time), in Conference Room 1 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

     1.   To elect three Class I Directors for a term of three years.

     2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

     3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.

     4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 15, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                            STEFANIE V. CHANG
                                            Acting Secretary


Dated: May ___, 1999

     If you do not expect to attend the Meeting, please sign and promptly return the enclosed proxy in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy promptly.

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                ---------------

                                 PROXY STATEMENT

                                ---------------

     This statement is furnished by the Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 23, 1999 at 9:45 a.m. (New York time), in Conference Room 1 at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May ___, 1999. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999 and FOR approval of the amendment to the Fund's Articles of Incorporation to change the name of the Fund.

     The Board has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 21,930,226 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000, plus out-of-pocket expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Michael F. Klein as Class I Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. The Audit Committee met two times during the fiscal year ended December 31, 1998. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1998. For the fiscal year ended December 31, 1998, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                       COMMON
                                                                                       STOCK          SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                    POSITION                                        OWNED AS OF    OWNED UNDER
                                    WITH THE         PRINCIPAL OCCUPATIONS AND       APRIL __,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH       FUND              OTHER AFFILIATIONS             1999**      ARRANGEMENT    PERCENTAGE
-------------------------------   ------------   -------------------------------    ------------   ------------   ----------
Barton M. Biggs*................  Director and   Chairman, Director and Managing       24,755           --            ***
1221 Avenue of the Americas       Chairman of    Director of Morgan Stanley Dean
New York, New York 10020          the Board      Witter Investment Management
11/26/32                          since 1993     Inc. and Chairman and Director
                                                 of Morgan Stanley Dean Witter
                                                 Investment Management Limited;
                                                 Managing Director of Morgan
                                                 Stanley & Co. Incorporated;
                                                 Member of the Yale Development
                                                 Board; Director and Chairman of
                                                 the Board of various U.S.
                                                 registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management Inc.

Michael F. Klein*...............  Director and   Principal of Morgan Stanley &           --             --            ***
1221 Avenue of the Americas       President      Co. Incorporated and Morgan
New York, New York 10020          since 1997     Stanley Dean Witter Investment
12/12/58                                         Management Inc. and previously a
                                                 Vice President thereof; Director
                                                 and President of various U.S.
                                                 registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management
                                                 Inc.; Previously practiced law
                                                 with the New York law firm of
                                                 Rogers & Wells.

Peter J. Chase..................  Director       Chairman and Chief Financial           300             --            ***
1441 Paseo De Peralta             since 1995     Officer, High Mesa Technologies,
Santa Fe, New Mexico 87501                       Inc.; Director of various U.S.
10/12/32                                         registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management Inc.

John W. Croghan.................  Director       President of Lincoln Partners, a      1,000         1,533.2          ***
200 South Wacker Drive            since 1995     partnership of Lincoln Capital
Chicago, Illinois 60606                          Management Company; Director of
6/8/30                                           St. Paul Bancorp, Inc., Lindsay
                                                 Manufacturing Co. and Republic
                                                 Services; Director of various
                                                 U.S. registered investment
                                                 companies managed by Morgan
                                                 Stanley Dean Witter Investment
                                                 Management Inc.; Previously
                                                 Director of Blockbuster
                                                 Entertainment Corporation.

                                                                                       COMMON
                                                                                       STOCK          SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                    POSITION                                        OWNED AS OF    OWNED UNDER
                                    WITH THE         PRINCIPAL OCCUPATIONS AND       APRIL __,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH       FUND              OTHER AFFILIATIONS             1999**      ARRANGEMENT    PERCENTAGE
-------------------------------   ------------   -------------------------------    ------------   ------------   ----------
David B. Gill...................  Director       Director of various U.S.              2,667         1,742.7          ***
26210 Ingleton Circle             since 1995     registered investment companies
Easton, Maryland 21601                           managed by Morgan Stanley Dean
7/6/26                                           Witter Investment Management
                                                 Inc.; Director of the Mauritius
                                                 Fund Limited; Director of Moneda
                                                 Chile Fund Limited; Director of
                                                 First NIS Regional Fund SIAC;
                                                 Director of Commonwealth Africa
                                                 Investment Fund Ltd.; Chairman
                                                 of the Advisory Board of Advent
                                                 Latin American Private Equity
                                                 Fund; Chairman and Director of
                                                 Norinvest Bank; Director of
                                                 Surinvest International
                                                 Limited; Director of National
                                                 Registry Company; Director of
                                                 South Asia Regional Fund Ltd.;
                                                 Director of Creditanstalt
                                                 Ukraine; Previously Director of
                                                 Capital Markets Department of
                                                 the International Finance
                                                 Corporation; Trustee,
                                                 Batterymarch Finance
                                                 Management; Chairman and
                                                 Director of Equity Fund of
                                                 Latin America S.A.; Director of
                                                 Commonwealth Equity Fund
                                                 Limited; and Director of Global
                                                 Securities, Inc.

Graham E. Jones.................  Director       Senior Vice President of BGK           500             --            ***
330 Garfield Street               since 1995     Properties; Trustee of various
Suite 200                                        investment companies managed by
Santa Fe, New Mexico 87501                       Weiss, Peck & Greer; Trustee of
1/31/33                                          various investment companies
                                                 managed by Morgan Grenfell
                                                 Capital Management
                                                 Incorporated; Director of
                                                 various U.S. registered
                                                 investment companies managed by
                                                 Morgan Stanley Dean Witter
                                                 Investment Management Inc.;
                                                 Trustee of various investment
                                                 companies managed by Sun
                                                 Capital Advisors, Inc.;
                                                 Previously Chief Financial
                                                 Officer of Practice Management
                                                 Systems, Inc.

John A. Levin...................  Director       Chairman and Chief Executive          8,500         2,895.9          ***
One Rockefeller Plaza             since 1993     Officer of John A. Levin & Co.,
New York, New York 10020                         Inc.; Director of various U.S.
8/20/38                                          registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management
                                                 Inc.; Director, President and
                                                 Chief Executive Officer of Baker
                                                 Fentress & Company

William G. Morton, Jr...........  Director       Chairman and Chief Executive           500             --            ***
100 Franklin Street               since 1993     Officer of Boston Stock
Boston, Massachusetts 02110                      Exchange; Director of Tandy
3/13/37                                          Corporation; Director of various
                                                 U.S. registered investment
                                                 companies managed by Morgan
                                                 Stanley Dean Witter Investment
                                                 Management Inc.

                                                                                       COMMON
                                                                                       STOCK          SHARE
                                                                                    BENEFICIALLY   EQUIVALENTS
                                    POSITION                                        OWNED AS OF    OWNED UNDER
                                    WITH THE         PRINCIPAL OCCUPATIONS AND       APRIL __,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH       FUND              OTHER AFFILIATIONS             1999**      ARRANGEMENT    PERCENTAGE
-------------------------------   ------------   -------------------------------    ------------   ------------   ----------
Harold J. Schaaff, Jr.*.........  Vice           Principal of Morgan Stanley &           --             --            ***
1221 Avenue of the Americas       President      Co. Incorporated and Morgan
New York, New York 10020          since 1993     Stanley Dean Witter Investment
6/10/60                                          Management Inc.; General Counsel
                                                 and Secretary of Morgan Stanley
                                                 Dean Witter Investment
                                                 Management Inc.; Officer of
                                                 various U.S. registered
                                                 investment companies managed by
                                                 Morgan Stanley Dean Witter
                                                 Investment Management Inc.

Joseph P. Stadler*..............  Vice           Principal of Morgan Stanley &           --             --            ***
1221 Avenue of the Americas       President      Co. Incorporated and Morgan
New York, New York 10020          since 1993     Stanley Dean Witter Investment
6/7/54                                           Management Inc.; Officer of
                                                 various U.S. registered
                                                 investment companies managed by
                                                 Morgan Stanley Dean Witter
                                                 Investment Management Inc.;
                                                 Previously with Price Waterhouse
                                                 LLP.

Stefanie V. Chang*..............  Vice           Vice President of Morgan Stanley        --             --            ***
1221 Avenue of the Americas       President      & Co. Incorporated and Morgan
New York, New York 10020          since 1997     Stanley Dean Witter Investment
11/30/66                          and Acting     Management Inc.; Officer of
                                  Secretary      various U.S. registered
                                  since 1999     investment companies managed by
                                                 Morgan Stanley Dean Witter
                                                 Investment Management Inc.;
                                                 Previously practiced law with
                                                 the New York law firm of Rogers
                                                 & Wells.

Joanna Haigney................    Treasurer      Vice President and Manager of           --             --            ***
73 Tremont Street                 since 1997     Fund Administration, Chase
Boston, Massachusetts 02108                      Global Funds Services Company;
10/10/66                                         Officer of various U.S.
                                                 registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management
                                                 Inc.; Previously with Coopers &
                                                 Lybrand LLP.

Belinda Brady.................    Assistant      Manager, Fund Administration,           --             --            ***
73 Tremont Street                 Treasurer      Chase Global Funds Services
Boston, Massachusetts 02108       since 1996     Company; Officer of various
1/23/68                                          registered investment companies
                                                 managed by Morgan Stanley Dean
                                                 Witter Investment Management
                                                 Inc.; Previously with Price
                                                 Waterhouse LLP.

All Directors and Officers as a Group...........................................       38,222        6,171.8          ***
                                                                                       ======        =======          ===



----------
     * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang are officers of the Manager.

     ** This information has been furnished by each nominee, director and officer.

     ***  Less than 1%.

     + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates an annual fee of $4,795, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $787 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1998.

                                                                                               NUMBER OF
                                                        PENSION OR                              FUNDS IN
                                                        RETIREMENT      TOTAL COMPENSATION    FUND COMPLEX
                                     AGGREGATE       BENEFITS ACCRUED          FROM            FOR WHICH
                                   COMPENSATION       AS PART OF THE    FUND COMPLEX PAID       DIRECTOR
       NAME OF DIRECTORS          FROM FUND(2)(3)    FUND'S EXPENSES    TO DIRECTORS(2)(4)     SERVES(5)
-----------------------------     ---------------    ---------------    ------------------     ---------
Barton M. Biggs(1)...........         $    0               None              $     0              16
Michael F. Klein(1)..........              0               None                    0              16
Peter J. Chase...............          5,582               None               75,753              12
John W. Croghan..............          8,096               None               82,029              12
David B. Gill................          9,286               None               89,695              12
Graham E. Jones..............          5,582               None               76,753              12
John A. Levin................         12,541               None               89,785              13
William G. Morton, Jr........          4,795               None               64,997              12

----------
(1)  "Interested persons" of the Fund within the meaning of the 1940 Act.

(2) The amounts reflected in this table include amounts payable by the Fund Complex for services rendered during the fiscal year ended December 31, 1998, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Croghan earned $8,096, Mr. Gill earned $9,286 and Mr. Levin earned $12,541 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.

(4) Mr. Croghan earned $89,029, Mr. Gill earned $29,893, Mr. Jones earned $1,000 and Mr. Levin earned $89,785 in deferred compensation from the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1998. Such amounts are included in these Directors' respective compensations from the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1998.


     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and, due to an administrative error, a report was not filed on a timely basis for John A. Levin.

     The election of Messrs. Chase, Gill and Klein requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.




                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.



                         APPROVAL OF AN AMENDMENT TO THE
                        FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)

     The Board of Directors has approved an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. The Board determined that the name change was necessary and appropriate in light of the merger between Morgan Stanley Group Inc. and Dean Witter, Discover & Co. effective May 31, 1998.

     Approval of the proposed name change will require the affirmative vote of a majority of the total number of shares of Common Stock of the Fund outstanding and entitled to vote. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not count towards achieving the required majority vote.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1999:

                NAME AND ADDRESS OF                             AMOUNT AND NATURE OF
                 BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP              PERCENT OF CLASS
-------------------------------------------------    --------------------------------------       ----------------
J.P. Morgan & Co. Incorporated...................    1,931,922 shares with sole dispositive             8.8%
     60 Wall Street                                  power but no voting power (1)
     New York, New York 10260

----------
(1) Based on a Schedule 13G filed with the Commission on February 23, 1999.



                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before January ___, 2000, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders in 2000, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March ___, 2000 and not later than April ___, 2000, in the manner and form required by the Fund's Bylaws.

                                            STEFANIE V. CHANG
                                            Acting Secretary



Dated:  May ___, 1999

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      PROXY

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1999 at the Annual Meeting of Stockholders to be held on June 23, 1999, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May ___, 1999.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.   Election of the following nominees as Class I Directors:


     FOR       WITHHELD

     [ ]         [ ]       Peter J. Chase, David B. Gill and Michael F. Klein


                           [ ]   For all nominees except as noted below

                           ____________________________________________



2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.


     FOR               AGAINST             ABSTAIN

     [ ]                 [ ]                 [ ]



3. Approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.

     FOR               AGAINST             ABSTAIN

     [ ]                   [ ]               [ ]



4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 1999

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]